National Penn Bancshares, Inc. Reports Record Third Quarter and Nine-Month Earnings

BOYERTOWN, Pa., October 15/PR Newswire-FirstCall/ -- National Penn Bancshares, Inc. (Nasdaq: NPBC), the parent company of National Penn Bank and Investors Trust Company, reported third quarter 2003 net income totaling $11.00 million, or $0.45 per diluted share. Net income increased 19.5% compared to $9.21 million earned in the third quarter of 2002 and diluted earnings per share increased 9.8% compared to prior year diluted earnings of $0.41. These results represent the tenth consecutive quarter of record earnings.

      For the first nine months of 2003, net income totaled a record $32.16 million, or $1.32 per diluted share. Compared to the first nine months of 2002, net income increased 19.0% and diluted earnings per share increased 8.2%. NPBC's earnings for the first nine months of 2003 produced annualized returns on average assets and average shareholders' equity of 1.33% and 15.9% respectively.

      The following significant items occurred during the third quarter of 2003:

         -- The company completed the cash sale of Panasia Bank N.A. for $34.50 million. This transaction is presented in the financial statements as discontinued operations. The sale resulted in a gain of $5.99 million after taxes.

         -- The company took advantage of the low interest rate environment and refinanced $77.50 million in long-term Federal Home Loan Bank (FHLB) borrowings. NPBC will enjoy lower borrowing costs from the FHLB for the next six years as a result of this transaction. The company incurred a prepayment fee of $4.55 million after taxes, in accordance with the FHLB borrowing agreement.

         -- The company sold approximately $35 million in investment securities available for sale resulting in an after tax loss of $369,000. This transaction allowed NPBC to re-deploy those funds into higher yielding investments.

         -- Our previously announced cash acquisition of HomeTowne Heritage Bank for $37.60 million has been scheduled for completion in the 4th quarter 2003.

      The company had total assets at September 30, 2003 of $3.27 billion and total deposits of $2.38 billion. The allowance for loan and lease losses as of September 30, 2003 was $45.99 million, which represents 2.16% of total loans outstanding of $2.13 billion.

      On August 27, 2003, the Board of Directors declared a 5% stock dividend payable September 30, 2003 to shareholders of record on September 12, 2003. All per share information has been restated to reflect this stock dividend. National Penn Bancshares, Inc. has declared stock dividends or stock splits for 25 consecutive years.

      National Penn Bancshares, Inc. is a $3.27 billion company operating 58 community offices in southeastern Pennsylvania through National Penn Bank. Trust and investment management services are provided through Investors Trust Company and FirstService Capital; brokerage services are provided through Penn Securities, Inc.; mortgage banking activities are provided through Penn 1st Financial Services, Inc.; insurance services are provided through FirstService Insurance Company; and equipment leasing services are provided through National Penn Leasing Company. National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol "NPBC." Additional information about the National Penn family is available on National Penn's Web site at www.nationalpennbancshares.com.

      This press release contains forward-looking statements concerning future events. Actual results could differ materially due to deteriorating economic conditions; increased competition; interest rate movements; market volatility in the securities markets; legislative or regulatory developments; merger-related synergies, savings and integration issues; technological changes; and other risks and uncertainties discussed in NPBC's reports filed from time to time with the Securities and Exchange Commission, which are incorporated herein by reference. NPBC cautions you not to place undue reliance on these statements. NPBC undertakes no obligation to publicly release or update any of these statements.

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National Penn Bancshares, Inc.

Contact:  Gary L. Rhoads, 610-369-6341

Exchange Listing Nasdaq "NPBC"

(Dollars in thousands, except per share data)
                                                     Three Months Ended September 30,           Nine Months Ended September 30,
                                                        2003               2002                   2003               2002
------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CONDITION
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                 $ 3,269,220          $ 2,895,407
Total deposits                                                                                 2,384,538            2,134,180
Total loans and leases                                                                         2,133,923            1,869,158
Total shareholders' equity                                                                       294,875              220,227
Book value per share                                                                               12.17               10.09

------------------------------------------------------------------------------------------------------------------------------------
EARNINGS
------------------------------------------------------------------------------------------------------------------------------------
Total interest income                            $    41,149           $    40,827           $   123,020          $   122,739
Total interest expense                                12,588                15,602                38,735               46,970
------------------------------------------------------------------------------------------------------------------------------------
Net Interest Income                                   28,561                25,225                84,285               75,769
Provision for loan and lease losses                    2,286                 4,410                 6,896               10,860
------------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision
  for loan and lease losses                           26,275                20,815                77,389               64,909
Other income                                           9,781                 9,634                29,359               26,817
Other expenses                                        30,686                19,645                75,824               59,643
------------------------------------------------------------------------------------------------------------------------------------
Income before income taxes                             5,370                10,804                30,924               32,083
Income taxes                                             951                 2,075                 6,690                6,589
------------------------------------------------------------------------------------------------------------------------------------
Net income from continuing operations                  4,419                 8,729                24,234               25,494
Net income from discontinued operations                6,585                   482                 7,923                1,520
------------------------------------------------------------------------------------------------------------------------------------
Net income                                       $    11,004           $     9,211           $    32,157          $    27,014
------------------------------------------------------------------------------------------------------------------------------------

Return on average assets                                                                            1.33%                1.30%
Return on average shareholders' equity                                                              15.9%                17.5%
Average shares - basic                                                                        23,812,938            21,849,636
Average shares - diluted                                                                      24,389,546            22,138,763

------------------------------------------------------------------------------------------------------------------------------------
PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
Basic earnings:
------------------------------------------------------------------------------------------------------------------------------------
  Net income                                     $      0.46           $      0.42           $      1.35          $      1.24
------------------------------------------------------------------------------------------------------------------------------------
Diluted earnings:
------------------------------------------------------------------------------------------------------------------------------------
  Net income                                     $      0.45           $      0.41           $      1.32          $      1.22
------------------------------------------------------------------------------------------------------------------------------------
Dividends paid in cash (1)                       $      0.23           $      0.20           $      0.65          $      0.60

(1) Excludes the effect of shares issued for FirstService Bank Financial information restated to include a 5% stock dividend issued December 27, 2002 and September 30, 2003.


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


Financial Update for NATL PENN BCSHS (NPBC) FOR 09/30/03
Date    10/15/03
                                                               PAGE:  1 OF 7      AS OF             AS OF
BALANCE SHEET - ASSETS ($000s)                                                   9/30/03           9/30/02

        Cash & Cash Equivalents                                                     $ 113,675         $ 162,866
                                                                             ----------------- -----------------
        Trading Account Securities                                                          -                 -
                                                                             ----------------- -----------------
        Securities Available for Sale                                                 854,592           763,103
                                                                             ----------------- -----------------
        Held to Maturity Securities                                                         -                 -
                                                                             ----------------- -----------------
        Other Securities                                                                    -                 -
                                                                             ----------------- -----------------
        Total Securities                                                              854,592           763,103
                                                                             ----------------- -----------------
        Total Cash and Securities                                                     968,267           925,969
                                                                             ----------------- -----------------
        Loans & Leases Held for Investment*                                         2,044,996         1,837,130
                                                                             ----------------- -----------------
        Loans & Leases Held for Sale*                                                  88,927            32,028
                                                                             ----------------- -----------------
        Total Loans and Leases*                                                     2,133,923         1,869,158
                                                                             ----------------- -----------------
        *Indicates data net of discount, gross of reserve
        Loan Loss Reserve                                                             (45,990)          (42,323)
                                                                             ----------------- -----------------
        Goodwill                                                                       58,816            20,169
                                                                             ----------------- -----------------
        Other Intangibles                                                               9,938             1,253
                                                                             ----------------- -----------------
        Total Intangible Assets                                                        68,754            21,422
                                                                             ----------------- -----------------
        Mortgage Servicing Rights                                                           -                 -
                                                                             ----------------- -----------------
        Purchased Credit Card Relationships                                                 -                 -
                                                                             ----------------- -----------------
        Real Estate Owned & Held for Investment                                           798             5,721
                                                                             ----------------- -----------------
        Other Assets                                                                  143,468           115,460
                                                                             ----------------- -----------------
        Total Assets                                                              $ 3,269,220       $ 2,895,407
                                                                             ----------------- -----------------

BALANCE SHEET - LIABILITIES ($000S)
        Deposits                                                                  $ 2,384,538       $ 2,134,180
                                                                             ----------------- -----------------
        Borrowings                                                                    495,354           412,755
                                                                             ----------------- -----------------
        Trust Preferred Securities                                                     63,250           103,500
                                                                             ----------------- -----------------
        Other Liabilities                                                              31,203            24,745
                                                                             ----------------- -----------------
        Total Liabilities                                                         $ 2,974,345       $ 2,675,180
                                                                             ----------------- -----------------

BALANCE SHEET - EQUITY ($000s)
        Redeemable Preferred Stock                                                        $ -               $ -
                                                                             ----------------- -----------------
        Preferred Equity                                                                  $ -               $ -
                                                                             ----------------- -----------------
        Common Equity                                                               $ 294,875         $ 220,227
                                                                             ----------------- -----------------

MEMO ITEMS
        Accumulated other comprehensive income                                       $ 17,186          $ 20,611
                                                                             ----------------- -----------------
        Publicly Reported Book Value Per Share (1)                                    $ 12.17           $ 10.09
                                                                             ----------------- -----------------
        EOP Common Shares Outstanding (excluding Treasury shares)(1)               24,222,377        21,817,182
                                                                             ----------------- -----------------
        Treasury Shares Held By Company                                                36,536           241,707
                                                                             ----------------- -----------------
        Did you announce a repurchase plan during this period?                             NO                NO
                                                                             ----------------- -----------------
        Number of Shares to be Repurchased in Plan                                  1,000,000         1,000,000
                                                                             ----------------- -----------------
        Number of Shares Repurchased During Period                                    112,994           187,761
                                                                             ----------------- -----------------
        Average Price of Repurchased Shares                                             29.52             25.63
                                                                             ----------------- -----------------


        (1) restated for 5% stock dividend paid December 27, 2002 and September 30, 2003.


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


Financial Update for NATL PENN BCSHS (NPBC) FOR 09/30/03
                                           PAGE:  2 OF 7

                                         FOR QUARTER     FOR QUARTER     FOR QUARTER      YEAR TO       FOR QUARTER        YEAR TO
                                            ENDED           ENDED           ENDED          DATE            ENDED             DATE
INCOME STATEMENT ($000s)                   3/31/03         6/30/03         9/30/03        9/30/03         9/30/02          9/30/02

Interest Income                          $     40,101   $     41,770   $     41,149    $    123,020     $     40,827    $    122,739
                                         ------------   ------------   ------------    ------------     ------------    ------------
Interest Expense                               12,918         13,229         12,588          38,735           15,602          46,970
                                         ------------   ------------   ------------    ------------     ------------    ------------
Net Interest Income                            27,183         28,541         28,561          84,285           25,225          75,769
                                         ------------   ------------   ------------    ------------     ------------    ------------
FTE adjustment                                  1,994          2,146          1,892           6,032            2,039           5,798
                                         ------------   ------------   ------------    ------------     ------------    ------------
Net Interest Income (FTE)                      29,177         30,687         30,453          90,317           27,264          81,567
                                         ------------   ------------   ------------    ------------     ------------    ------------
Loan Loss Provision                             2,255          2,355          2,286           6,896            4,410          10,860
                                         ------------   ------------   ------------    ------------     ------------    ------------
Investment Securities Trans                      --             --             (369)           (369)             367             117
                                         ------------   ------------   ------------    ------------     ------------    ------------
Nonrecurring Income                              --             --             --              --               --              --
                                         ------------   ------------   ------------    ------------     ------------    ------------
Nonrecurring Expense - Prepayment fee            --             --            7,002           7,002             --              --
                                         ------------   ------------   ------------    ------------     ------------    ------------
Trading Account Income                           --             --             --              --               --              --
                                         ------------   ------------   ------------    ------------     ------------    ------------
Foreign Exchange Income                          --             --             --              --               --              --
                                         ------------   ------------   ------------    ------------     ------------    ------------
Trust Revenue                                   1,299          1,354          1,314           3,967            1,298           4,036
                                         ------------   ------------   ------------    ------------     ------------    ------------
Service Charges on Deposits                     2,787          2,922          3,141           8,850            2,768           7,916
                                         ------------   ------------   ------------    ------------     ------------    ------------
Mortgage Banking Income                         1,441          1,552          1,246           4,239            1,541           3,474
                                         ------------   ------------   ------------    ------------     ------------    ------------
Fee Income from Investment Product Sales          520            459            393           1,372              603           1,747
                                         ------------   ------------   ------------    ------------     ------------    ------------
Other Noninterest Income                        3,104          4,140          4,056          11,300            3,057           9,527
                                         ------------   ------------   ------------    ------------     ------------    ------------
Total Noninterest Income(excludes
securities gains/losses)                        9,151         10,427         10,150          29,728            9,267          26,700
                                         ------------   ------------   ------------    ------------     ------------    ------------
Employee Comp. & Benefit Expense               12,566         13,590         14,055          40,211           11,273          33,207
                                         ------------   ------------   ------------    ------------     ------------    ------------
Occupancy & Equipment Expense                   3,269          3,677          3,281          10,227            3,056           8,498
                                         ------------   ------------   ------------    ------------     ------------    ------------
Foreclosed Property Expense                      --             --             --              --               --              --
                                         ------------   ------------   ------------    ------------     ------------    ------------
Amortization of Intangibles                       126            302            299             727               38             112
                                         ------------   ------------   ------------    ------------     ------------    ------------
(Excludes Servicing and Credit
     Card Intangibles)
Other Noninterest Expense                       5,363          6,245          6,049          17,657            5,278          17,826
                                         ------------   ------------   ------------    ------------     ------------    ------------
Total Noninterest Exp                          21,324         23,814         23,684          68,822           19,645          59,643
                                         ------------   ------------   ------------    ------------     ------------    ------------
Minority Interest Expense                        --             --             --              --               --              --
                                         ------------   ------------   ------------    ------------     ------------    ------------
Net Income Before Taxes                        12,755         12,799          5,370          30,924           10,804          32,083
                                         ------------   ------------   ------------    ------------     ------------    ------------
Tax Provision                                   2,997          2,742            951           6,690            2,075           6,589
                                         ------------   ------------   ------------    ------------     ------------    ------------
Net Inc. from continuing operations             9,758         10,057          4,419          24,234            8,729          25,494
                                         ------------   ------------   ------------    ------------     ------------    ------------
Net inc. from discontinued operations             632            706          6,585           7,923              482           1,520
                                         ------------   ------------   ------------    ------------     ------------    ------------
Net Income                               $     10,390   $     10,763   $     11,004    $     32,157     $      9,211    $     27,014
                                         ------------   ------------   ------------    ------------     ------------    ------------

EARNINGS PER SHARE:

Basic
                                         ------------   ------------   ------------    ------------     ------------    ------------
Net income (1)                           $       0.44   $       0.45   $       0.46    $       1.35     $       0.42    $       1.24
                                         ------------   ------------   ------------    ------------     ------------    ------------
Diluted
                                         ------------   ------------   ------------    ------------     ------------    ------------
Net income (1)                           $       0.43   $       0.44   $       0.45    $       1.32     $       0.41    $       1.22
                                         ------------   ------------   ------------    ------------     ------------    ------------
Average Shares Basic (1)                   23,778,647     24,195,437     24,214,139      23,812,938       21,856,220      21,849,636
                                         ------------   ------------   ------------    ------------     ------------    ------------
Average Shares Diluted (1)                 24,351,334     24,802,411     24,768,609      24,389,546       22,160,762      22,138,763
                                         ------------   ------------   ------------    ------------     ------------    ------------
Dividends on Preferred Stock ($000s)     $       --     $       --     $       --      $       --       $       --      $       --
                                         ------------   ------------   ------------    ------------     ------------    ------------


        (1) restated for 5% stock dividend paid December 27, 2002 and September 30, 2003.


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
Financial Update for NATL PENN BCSHS (NPBC) FOR 09/30/03

AVERAGE BALANCE SHEET ($OOOs)


                    PAGE:  3 of 7
                                          As of              For QTR            For QTR              For QTR            For QTR
                                         9/30/03         Ended 3/31/03       Ended 6/30/03        Ended 9/30/03      Ended 12/31/02
                                        (YTD AVG)          QTRLY AVG          QTRLY AVG            QTRLY AVG          QTRLY AVG
                                     -----------------   -----------------  -----------------   -----------------  -----------------
 Total Loans (net of unearned)              2,076,633           1,969,999          2,119,207           2,138,838          1,857,174
                                     -----------------   -----------------  -----------------   -----------------  -----------------
 Loan Loss Reserve                            (46,843)            (44,572)           (47,750)            (48,168)           (43,186)
                                     -----------------   -----------------  -----------------   -----------------  -----------------
 Investment Securities
   (incl. trading assets)                     812,222             750,200            843,621             841,837            730,343
                                     -----------------   -----------------  -----------------   -----------------  -----------------
 Other Earning Assets                          58,879              69,273             32,539              74,765            101,493
                                     -----------------   -----------------  -----------------   -----------------  -----------------

 Total Earning Assets
   (net of loan loss reserve)               2,900,891           2,744,900          2,947,617           3,007,272          2,645,824
                                     -----------------   -----------------  -----------------   -----------------  -----------------
 Total Assets                               3,212,252           3,007,109          3,291,532           3,334,517          2,877,224
                                     -----------------   -----------------  -----------------   -----------------  -----------------

 Savings                                      142,320             131,212            148,770             144,776            122,194
                                     -----------------   -----------------  -----------------   -----------------  -----------------
 NOW Accounts                                 466,620             422,020            460,980             517,858            378,229
                                     -----------------   -----------------  -----------------   -----------------  -----------------
 Money Market Accounts                        593,553             537,837            613,600             628,231            483,849
                                     -----------------   -----------------  -----------------   -----------------  -----------------
 Certificates                                 780,020             779,900            800,640             762,522            805,245
                                     -----------------   -----------------  -----------------   -----------------  -----------------

 Total Int. Bearing Deposits                1,982,513           1,870,969          2,023,990           2,053,387          1,789,517
                                     -----------------   -----------------  -----------------   -----------------  -----------------

 Non-Interest Bearing Deposits                389,925             346,410            404,386             415,410            333,136
                                     -----------------   -----------------  -----------------   -----------------  -----------------
 Total Deposits                             2,372,438           2,217,379          2,428,376           2,468,797          2,122,653
                                     -----------------   -----------------  -----------------   -----------------  -----------------

 Short-Term Borrowings                        307,172             283,790            313,517             323,768            253,345
                                     -----------------   -----------------  -----------------   -----------------  -----------------
 Long-Term Borrowings                         234,342             233,686            235,417             233,922            257,894
                                     -----------------   -----------------  -----------------   -----------------  -----------------
 Total Int. Bearing Liabilities
   (incl. non-int bearing deposits)         2,913,952           2,734,855          2,977,310           3,026,487          2,633,892
                                     -----------------   -----------------  -----------------   -----------------  -----------------
 Total Int. Bearing Liabilities             2,524,027           2,388,445          2,572,924           2,611,077          2,300,756
                                     -----------------   -----------------  -----------------   -----------------  -----------------
 Total Shareholder's Equity                   269,189             246,105            287,412             273,747            217,989
                                     -----------------   -----------------  -----------------   -----------------  -----------------



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

Financial Update for NATL PENN BCSHS (NPBC) FOR 09/30/03

         PAGE:  4 of 7
                                                 FOR QUARTER      FOR QUARTER      FOR QUARTER        YEAR TO           YEAR
                                                    ENDED            ENDED            ENDED            DATE             ENDED
CHARGEOFFS ($000s)                                 3/31/03          6/30/03          9/30/03          9/30/03         12/31/02

        Loan Chargeoffs                                $ 2,807          $ 1,980          $ 2,740          $ 7,527         $ 15,786
                                               ---------------- ---------------- ---------------- ---------------- ----------------
        Recoveries on Loans                              $ 705            $ 645            $ 955          $ 2,305          $ 2,166
                                               ---------------- ---------------- ---------------- ---------------- ----------------
        Net Loan Chargeoffs                            $ 2,102          $ 1,335          $ 1,785          $ 5,222         $ 13,620
                                               ---------------- ---------------- ---------------- ---------------- ----------------

                                                    AS OF            AS OF            AS OF            AS OF
ASSET QUALITY AND OTHER DATA ($000s)               3/31/03          6/30/03          9/30/03         12/31/02

        Nonaccrual Loans                              $ 18,280         $ 21,152         $ 17,504         $ 14,639
                                               ---------------- ---------------- ---------------- ----------------
        Renegotiated Loans                                   -                -                -                -
                                               ---------------- ---------------- ---------------- ----------------
        Other Real Estate Owned                            450              760              798              318
                                               ---------------- ---------------- ---------------- ----------------
        Total Nonperforming Assets                      18,730           21,912           18,302           14,957
                                               --------------------------------- ---------------- ----------------
        Loans 90+ Days Past Due
          & Still Accruing                                 435              813              541              987
                                               ---------------- ---------------- ---------------- ----------------
        NPAs plus Loans over 90                       $ 19,165         $ 22,725         $ 18,843         $ 15,944
                                               ---------------- ---------------- ---------------- ----------------

                                                    AS OF            AS OF            AS OF            AS OF
REGULATORY CAPITAL DATA ($000s)                    3/31/03          6/30/03          9/30/03         12/31/02

        Tier 1 Capital                               $ 248,067        $ 249,518        $ 272,230        $ 244,932
                                               ---------------- ---------------- ---------------- ----------------
        Tier 1 Ratio (%)                                10.28%           10.28%           11.50%           11.81%
                                               ---------------- ---------------- ---------------- ----------------
        Total Capital (Tier 1 + Tier 2)              $ 278,438        $ 280,069        $ 302,018        $ 271,184
                                               ---------------- ---------------- ---------------- ----------------
        Total Capital Ratio (%)                         11.54%           11.54%           12.76%           13.08%
                                               ---------------- ---------------- ---------------- ----------------
        Total Risk-Adjusted Assets                 $ 2,413,361      $ 2,426,877      $ 2,366,833      $ 2,073,210
                                               ---------------- ---------------- ---------------- ----------------
        Tier 1 Leverage Ratio                            8.51%            7.81%            8.34%            8.66%
                                               ---------------- ---------------- ---------------- ----------------

                                                    AS OF            AS OF            AS OF           YEAR TO
SUPPLEMENTAL DATA ($000s)                          3/31/03          6/30/03          9/30/03           DATE
                                                                                                      9/30/03

        1-4  Family Mortgage Loans
          Serviced For Others                       $ 120,031        $ 140,520        $ 112,461
                                               ---------------- ---------------- ----------------
        Propriety Mutual Fund Balances                     $ -              $ -              $ -
                                               ---------------- ---------------- ----------------
        (Net Asset Value in $000s)
        Held to Maturity Securities
          (Fair Value)                                    $ -              $ -              $ -
                                               ---------------- ---------------- ----------------
        Return on Avg. Assets (annualized)               1.38%            1.31%            1.32%            1.33%
                                               ---------------- ---------------- ---------------- ----------------
        Return on Avg. Equity (annualized)               16.9%            15.0%            16.1%            15.9%
                                               ---------------- ---------------- ---------------- ----------------
        Preferred Stock Dividends
          (total $ in period)                             $ -              $ -              $ -              $ -
                                               ---------------- ---------------- ---------------- ----------------
        Common Stock Dividends
          (total $ in period)                         $ 4,767          $ 5,312          $ 5,342         $ 15,421
                                               ---------------- ---------------- ---------------- ----------------
        EOP Employees (Full Time Equivalent)               995            1,011              957
                                               ---------------- ---------------- ----------------

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

Financial Update for NATL PENN BCSHS (NPBC) FOR 09/30/03

                                                 PAGE:  5 of 7                    AS OF            AS OF            AS OF
PERIOD END BALANCES:                                                             3/31/03          6/30/03          9/30/03

Loan Breakdown: (regulatory)
        Commercial/Industrial                                                      $ 355,992        $ 386,875        $ 364,192
                                                                             ---------------- ---------------- ----------------
        Commercial Real Estate                                                       775,890          796,844          771,654
                                                                             ---------------- ---------------- ----------------
        Residential Mortgage (including multi-family)                                493,254          460,795          511,657
                                                                             ---------------- ---------------- ----------------
        Real Estate Construction (and Land Development)                              140,190          128,246          139,492
                                                                             ---------------- ---------------- ----------------
        Home Equity (revolving and 2nd lien)                                         238,366          226,974          215,995
                                                                             ---------------- ---------------- ----------------
        Consumer (Loans to Individuals)                                               51,295           55,996           55,498
                                                                             ---------------- ---------------- ----------------
        Bank Card                                                                          -                -                -
                                                                             ---------------- ---------------- ----------------
        Foreign                                                                            -                -                -
                                                                             ---------------- ---------------- ----------------
                                                               (Other)                55,576           66,991           75,435
        -------------------------------------------------------              ---------------- ---------------- ----------------
        Total Loans (net of unearned)                                              2,110,563        2,122,721        2,133,923
                                                                             ---------------- ---------------- ----------------
        Investment Securities (incl. trading assets)                                 858,727          931,914          854,592
                                                                             ---------------- ---------------- ----------------
        Other Earning Asset                                                           29,221            4,533           15,104
                                                                             ---------------- ---------------- ----------------
        Total Earning Assets (net of loan loss reserve)                            2,951,831        3,011,453        2,957,629
                                                                             ---------------- ---------------- ----------------
        Total Assets                                                               3,283,414        3,371,134        3,269,220
                                                                             ---------------- ---------------- ----------------
Deposit Breakdown:
        Savings                                                                      140,262          152,089          122,211
                                                                             ---------------- ---------------- ----------------
        NOW Accounts                                                                 455,713          462,931          588,617
                                                                             ---------------- ---------------- ----------------
        Money Market Accounts                                                        595,045          621,060          609,018
                                                                             ---------------- ---------------- ----------------
        Certificates                                                                 573,238          547,484          504,904
                                                                             ---------------- ---------------- ----------------
        CDs>$100m                                                                    237,358          237,762          187,230
                                                                             ---------------- ---------------- ----------------
        Foreign CDs                                                                        -                -
                                                                             ---------------- ---------------- ----------------
                                                               (as needed)                 -                -                -
        -------------------------------------------------------              ---------------- ---------------- ----------------
Total Int. Bearing Deposits                                                        2,001,616        2,021,326        2,011,980
                                                                             ---------------- ---------------- ----------------
        Non-Interest Bearing Deposits                                                415,299          436,718          372,557
                                                                             ---------------- ---------------- ----------------
Total Deposits                                                                     2,416,915        2,458,044        2,384,537
                                                                             ---------------- ---------------- ----------------
        Short-Term Borrowings                                                        310,915          346,113           10,045
                                                                             ---------------- ---------------- ----------------
        Long-Term Debt                                                               236,717          235,399          226,582
                                                                             ---------------- ---------------- ----------------
Total Int. Bearing Liabilities (incl. non-int bearing deposits)                    2,964,547        3,039,556        2,621,164
                                                                             ---------------- ---------------- ----------------
Total Int. Bearing Liabilities                                                     2,549,248        2,602,838        2,248,607
                                                                             ---------------- ---------------- ----------------
Total Stockholders Equity                                                          $ 288,998        $ 295,262        $ 294,875
                                                                             ---------------- ---------------- ----------------


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

Financial Update for NATL PENN BCSHS (NPBC) FOR 09/30/03
                                                      PAGE:  6 of 7
                                                                         AS OF             AS OF            AS OF
PERIOD END BALANCES:                                                    3/31/03           6/30/03          9/30/03

Loan Breakdown: (internal)
        Business Purpose Loans                                             $ 909,606        $ 943,131        $ 906,079
                                                                    ----------------- ---------------- ----------------
        Residential Mortgage                                                 255,080          235,279          302,116
                                                                    ----------------- ---------------- ----------------
        Commercial Real Estate, Construction and Land Dev                    665,177          692,298          692,322
                                                                    ----------------- ---------------- ----------------
        Consumer (loans to Individual)                                       280,700          252,013          233,406
                                                                    ----------------- ---------------- ----------------
        Total Loans (net of unearned)                                     $2,110,563      $ 2,122,721      $ 2,133,923
                                                                    ----------------- ---------------- ----------------
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

Financial Update for NATL PENN BCSHS (NPBC) FOR 09/30/03
                                                              PAGE 7 OF 7

BALANCE AND YIELD/COST ANALYSIS:                             AS OF                     AS OF                      AS OF
(Qtr Avg)                                                   3/31/03                   6/30/03                    9/30/03
                                                      Avg Balance     Yield     Avg Balance      Yield     Avg Balance      Yield

Total Loans (net of unearned)                          $ 1,969,999    6.83%      $ 2,119,207     6.63%      $ 2,133,838     6.37%
                                                   ---------------- -------- ---------------- --------- ---------------- ---------
Investment Securities (incl. trading assets)               750,200    6.07%          843,621     5.35%          841,837     5.01%
                                                   ---------------- -------- ---------------- --------- ---------------- ---------
Other Earning Assets                                        69,273    1.26%           32,539     1.24%           74,765     1.00%
                                                   ---------------- -------- ---------------- --------- ---------------- ---------

Total Earning Assets                                     2,789,472    6.49%        2,995,367     6.21%        3,050,440     5.86%
                                                   ---------------- -------- ---------------- --------- ---------------- ---------
Total Earning Assets (net of loan loss reserve)          2,744,900    6.59%        2,947,617     6.31%        3,007,272     5.95%
                                                   ---------------- -------- ---------------- --------- ---------------- ---------
Total Assets                                             3,007,109    6.02%        3,291,532     5.66%        3,334,517     5.36%
                                                   ---------------- -------- ---------------- --------- ---------------- ---------

                                                                    --------
Savings                                                    131,212    0.70%          148,770     0.66%          144,776     0.44%
                                                   ---------------- -------- ---------------- --------- ---------------- ---------
NOWAccounts                                                422,020    1.17%          460,980     1.13%          517,858     0.95%
                                                   ---------------- -------- ---------------- --------- ---------------- ---------
Money Market Accounts                                      537,837    0.97%          613,600     0.97%          628,231     0.83%
                                                   ---------------- -------- ---------------- --------- ---------------- ---------
Certificates                                               779,900    3.35%          800,640     3.17%          762,522     3.05%
                                                   ---------------- -------- ---------------- --------- ---------------- ---------

                                                                    --------
Total Int. Bearing Deposits                              1,870,969    1.99%        2,023,990     1.86%        2,053,387     1.66%
                                                   ----------------          ---------------- --------- ---------------- ---------

Non-Interest Bearing Deposits                              364,410                   404,386                    415,410
                                                   ---------------- -------- ----------------           ----------------
Total Deposits                                           2,235,379    1.66%        2,428,376     1.55%        2,468,797     1.38%
                                                   ---------------- -------- ---------------- --------- ---------------- ---------

                                                                    --------
Short-Term Borrowings                                      283,790    1.32%          313,517     1.22%          323,768     1.14%
                                                   ---------------- -------- ---------------- --------- ---------------- ---------
Long-Term Borrowings                                       233,686    5.90%          235,417     5.89%          233,922     5.86%
                                                   ---------------- -------- ---------------- --------- ---------------- ---------
Total Int. Bearing Liabilities
     (incl. non-int bearing deposits)                    2,752,855    1.99%        2,977,310     1.86%        3,026,487     1.70%
                                                   ---------------- -------- ---------------- --------- ---------------- ---------
Total Int. Bearing Liabilities                           2,388,445    2.29%        2,572,924     2.15%        2,611,077     1.97%
                                                   ---------------- -------- ---------------- --------- ---------------- ---------
Total Shareholder's Equity                               $ 246,105                 $ 287,412                  $ 273,747
                                                   ---------------- -------- ----------------           ----------------

                                                                    --------
Net Yield on Earning Assets (
     net of loan loss reserve): (Margin)                              4.60%                      4.44%                      4.23%
                                                                    --------                  ---------                  ---------
Net Yield on Earning Assets: (Margin)                                 4.52%                      4.37%                      4.17%
                                                                    --------                  ---------                  ---------


STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

              State        Number of Full Service Banking Offices (Domestic and in the U.S. Territories)

              1. PA                                                                        58
              -------------                                                   ----------------
Total Number of Banking Offices                                                            58
                                                                              ----------------
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)                           1
                                                                              ----------------
Total Number of ATMs                                                                       62
                                                                              ----------------

              2. NJ                                                                         0
              -------------                                                   ----------------
Total Number of Banking Offices                                                             0
                                                                              ----------------
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)                           0
                                                                              ----------------
Total Number of ATMs                                                                        0
                                                                              ----------------

              2. VA                                                                         0
              -------------                                                   ----------------
Total Number of Banking Offices                                                             0
                                                                              ----------------
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)                           0
                                                                              ----------------
Total Number of ATMs                                                                        0
                                                                              ----------------

Have you restated any prior period's financial statements for a pooling of
interest and/or a change in accounting principles?      N        (Y/N)
Periods Restated on this report:
                           ------------------------------------------------------- --------
Reason:
                           ------------------------------------------------------- --------

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